UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.

Glenview, Illinois 60026

(224) 521-8000

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 4, 2015 Anixter Inc. (“Anixter”) intends to commence the distribution of a confidential preliminary offering memorandum to potential investors relating to a proposed private offering by Anixter (the “Offering”), subject to market and other conditions, of approximately $350 million of senior unsecured notes due 2023 (the “Notes”). Anixter International, Inc. (the “Company”) will guarantee the Notes. Anixter intends to use the net proceeds it receives from the Offering to fund a portion of the consideration for the pending acquisition (the “Acquisition”) of all of the outstanding equity interests of certain subsidiaries of HD Supply, Inc. (“HD Supply”) and certain assets that comprise HD Supply’s Power Solutions business (“Power Solutions Business”). The Company is furnishing under this Item 7.01 the information included in Exhibits 99.1 (Description of Power Solutions and Summary Financial Data), 99.2 (Unaudited Pro Forma Combined Financial Information) and 99.3 (HD Supply Power Solutions Business Audited Combined Financial Statements as of February 1, 2015 and February 2, 2014 and for fiscal years ended February 1, 2015 and February 2, 2014 and HD Supply Power Solutions Business Unaudited Combined Interim Financial Statements as of May 3, 2015 and May 4, 2014 and for three months ended May 3, 2015 and May 4, 2014), which information is excerpted from the confidential preliminary offering memorandum to be distributed in connection with the Offering and which is incorporated in this Item 7.01 by reference.

On August 4, 2015, the Company issued a press release announcing Anixter’s intent to commence the Offering. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference in this item 7.01.

The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information in this Form 8-K, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Excerpt from Preliminary Offering Memorandum, dated August 4, 2015 (Description of Power Solutions and Summary Financial Data)

99.2	Unaudited Pro Forma Combined Financial Statements of Anixter International Inc.

99.3	HD Supply Power Solutions Business Audited Combined Financial Statements as of February 1, 2015 and February 2, 2014 and for fiscal years ended February 1, 2015 and February 2, 2014 and HD Supply Power Solutions Business Unaudited Combined Interim Financial Statements as of May 3, 2015 and May 4, 2014 and for three months ended May 3, 2015 and May 4, 2014.

99.4	Press Release dated August 4, 2015

Safe Harbor

This Current Report on Form 8-K may contain various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “intends,” “anticipates,” “contemplates,” “estimates,” “plans,” “projects,” “should,” “may” or similar expressions, including the negative thereof, or other variations thereon or comparable terminology indicating our expectations or beliefs concerning future events. Such statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated in this offering memorandum. These factors include: the ability to consummate the Acquisition or the Offering; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the Offering or other financing required to fund the Acquisition is not obtained; the risk that the other conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the closing; any changes in general economic and/or industry specific conditions; general economic conditions; changes in supplier relationships; risks associated with the sale of nonconforming products and services; political, economic and currency risks of non-U.S. operations; inventory and accounts receivable risk; copper price fluctuations; risks associated with the integration of acquired companies; restrictions contained in financial and operating covenants in our debt agreements; capital project volumes; and other factors identified herein under the heading “Risk Factors”, and in our reports filed with the SEC under the Exchange Act, including under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended January 2, 2015.

We undertake no obligation to update these forward-looking statements as a result of any events or circumstances after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

August 4, 2015	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from Preliminary Offering Memorandum, dated August 4, 2015 (Description of Power Solutions, Summary Financial Data)

99.2	Unaudited Pro Forma Combined Financial Statements of Anixter International Inc.

99.3	HD Supply Power Solutions Business Audited Combined Financial Statements as of February 1, 2015 and February 2, 2014 and for fiscal years ended February 1, 2015 and February 2, 2014 and HD Supply Power Solutions Business Unaudited Combined Interim Financial Statements as of May 3, 2015 and May 4, 2014 and for three months ended May 3, 2015 and May 4, 2014.

99.4	Press Release dated August 4, 2015